Exhibit 99-1

     The following certification accompanies the issuer’s Quarterly Report on Form 10-Q and is not filed as provided in SEC Release Nos. 33-8212, 34-47551 and IC-25967, dated March 21, 2003.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Gannett Co., Inc. (“Gannett”) on Form 10-Q for the period ended March 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas H. McCorkindale, chairman, president and chief executive officer of Gannett, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Gannett.

/s/ Douglas H. McCorkindale
Douglas H. McCorkindale
Chairman, President and
Chief Executive Officer

May 6, 2003

     A signed original of this written statement required by Section 906 has been provided to Gannett and will be retained by Gannett and furnished to the Securities and Exchange Commission or its staff upon request.